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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 11, 2001

                             OPTIMARK HOLDINGS, INC.
             (Exact name of registrant as specified in its charter)


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      Delaware                      000-30527                       22-3730995
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  (State or other               (Commission File                (I.R.S. Employer
  jurisdiction of                    Number)                     Identification
   incorporation)                                                     No.)
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          10 Exchange Place, 24th Floor, Jersey city, New Jersey 07302
                    (Address of Principal Executive Offices)


Registrant's telephone number, including area code: (201) 536-7000

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

            (c)  Exhibits

                       The following exhibits are filed with this report:

                       19.1 Press Release dated July 11, 2001

ITEM 9.     OTHER EVENTS AND REGULATION FD DISCLOSURE.

OptiMark, Inc., a wholly-owned subsidiary of OptiMark Holdings, Inc., issued a press release dated July 11, 2001, a copy of which is attached as an exhibit to this Form 8-K and is incorporated herein by reference.


                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   OptiMark Holdings, Inc.
                                   (Registrant)

July 11, 2001                      By: /s/ Gary B. Meshell
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                                       Gary B. Meshell
                                       Executive Vice President